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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 13, 2006

                                FIBERSTARS, INC.
             (Exact name of registrant as specified in its charter)

           California                   0-24230                94-3021850
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)       Identification Number)

                32000 Aurora Road
                   Solon, Ohio                                    44139
    (Address of principal executive offices)                   (Zip Code)

                                 (440) 715-1300
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 13, 2006, Eric Hilliard was appointed Chief Operational Officer of Fiberstars, Inc. Prior to joining Fiberstars, Mr. Hilliard was the Business Manager for the composite flight structures business, of the Aerospace Business of Saint Gobain, from 2003 until joining Fiberstars. In this role, he had full P&L responsibility, improving gross margins and increasing top line sales through fixed overhead cost reductions and a focused sales strategy based on listening to the "voice of the customer." Prior to joining Saint Gobain, Eric was at Goodrich Aerospace, from 1996, where he was Operations Manager, responsible for management of the special processing plant of the landing gear division. Prior to joining Goodrich Aerospace, Mr. Hilliard has also held a variety of management and operations positions at companies such as Chemical Lehman and HJ Heinz as well as a tour of duty as an Operations Specialist with the United States Navy.

Mr. Hilliard's base salary at Fiberstars will be $160,000 per annum, with eligibility for a bonus estimated at 25% of base salary. In addition, Mr. Hilliard was granted options to purchase 75,000 shares of Fiberstars Common Stock pursuant to the Fiberstars 2004 Stock Incentive Plan at $7.19 per share, the November 13, 2006 closing price of Fiberstars common stock on the NASDAQ Global Market. Mr. Hilliard will also be eligible to participate in Company-sponsored plans generally available to employees, including health care plans and, upon meeting the applicable eligibility criteria, the 401(k) plan and the stock purchase plan.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2006

                                                  FIBERSTARS, INC.


                                                  By     /s/ Robert A. Connors
                                                         -----------------------
                                                  Name:  Robert A. Connors
                                                  Title: Chief Financial Officer

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